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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-49297, 333-51795, 333-43572, 333-41964,
333-69301, 333-63627, 333-61369, 333-88399, 333-80829, and 333-54024) of
Networks Associates, Inc. of our reports dated January 24, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


                                         PricewaterhouseCoopers LLP

San Jose, California


March 30, 2001



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